SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred up to October 24, 2024 and determined that no events that would have required adjustment or disclosure in the condensed consolidated financial statements except the following.

On August 22, 2024, 60,000 restricted ordinary shares that were issued to Frank Ingriselli, the Company’s President, as compensation became unrestricted.

As of the date of these interim condensed financial statements, a total of 2,981,253 ordinary shares have been issued through ATM and the Company has received aggregate net proceeds of $7,794,843 from January to September 2024   through issuance of ordinary shares through the ATM offering. A significant majority of these ordinary shares were issued subsequent to June 30, 2024. As such, as of October 24, 2024, the Company has approximately $5.61 million in cash and cash equivalents.